UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the
Securities Exchange Act of 1934
☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
SAN JUAN BASIN ROYALTY TRUST
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:
Robert F. Gray, Jr. Mayer Brown LLP 700 Louisiana Street, Suite 3400 Houston, Texas 77002 (713) 238-2600	San Juan Basin Royalty Trust c/o PNC Bank, National Association 2200 Post Oak Blvd., Floor 18 Houston, TX 77056 Attn: Laura Long (412) 762-4283
Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

SAN JUAN BASIN ROYALTY TRUST
c/o PNC Bank, National Association
PNC Asset Management Group
2200 Post Oak Blvd., Floor 18
Houston, TX 77056
October 2, 2023
Dear Unit Holder:
You are invited to attend a special meeting (the “Special Meeting”) of unit holders (“Unit Holders”) of the San Juan Basin Royalty Trust (the “Trust”) to be held in person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM on December 1, 2023, at 10:00 a.m., Central Time. Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the notice of Special Meeting and Proxy Statement. The notice of Special Meeting and Proxy Statement and accompanying proxy card are first being mailed to Unit Holders on or about October 2, 2023. Please find enclosed a notice to Unit Holders, a Proxy Statement describing the business to be transacted at the Special Meeting, and a proxy card for use in voting. You will need the 16-digit control number printed on your proxy card to attend and vote at the Special Meeting.
At the Special Meeting, you will be asked to approve (1) the appointment of Argent Trust Company, a Tennessee chartered trust company (“Argent”) as the successor trustee of the Trust under the terms set forth in that certain attached Agreement of Conditional Resignation (the “Agreement”), (2) an amendment to the San Juan Basin Amended and Restated Royalty Trust Indenture, dated November 1, 1980, as amended and restated on September 30, 2002, and as further amended and restated and dated and effective as of December 12, 2007 (the “Indenture”), which would permit a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as successor trustee of the Trust, (3) an amendment to the Indenture to clarify the meaning of “Trustee” in Section 6.02 to include former trustees for indemnification purposes and (4) an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposal.
We hope that you will be able to attend the Special Meeting either in-person or virtually, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed proxy card or vote online or by telephone as detailed in the enclosed Proxy Statement as promptly as possible. It is important that your Units be represented at the meeting, regardless of the number of Units that you own. If you have any questions, please contact D.F. King & Co., Inc., our Proxy Solicitor, at (800) 817-5468.
Sincerely yours,
PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

Ross C. Durr, RPL
Senior Vice President
Mineral Interest Director

YOUR VOTE IS IMPORTANT

All Unit Holders are cordially invited to attend the Special Meeting whether in person or virtually via live webcast. However, to ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage paid envelope or vote online or by telephone. This will help the Trustee ensure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any Unit Holder attending the meeting may vote in person or virtually even if he or she has returned the proxy card or voted online or by telephone prior to the meeting.

SAN JUAN BASIN ROYALTY TRUST
c/o PNC BANK, NATIONAL ASSOCIATION
2200 POST OAK BLVD., FLOOR 18
HOUSTON, TEXAS 77056
NOTICE OF SPECIAL MEETING
TO BE HELD ON December 1, 2023
October 2, 2023
PLEASE TAKE NOTICE THAT a special meeting (the “Special Meeting”) of unit holders (“Unit Holders”) of the San Juan Basin Royalty Trust (the “Trust”), an express trust formed under the laws of the State of Texas and governed by the terms of the Indenture, will be held in person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM on December 1, 2023, at 10:00 a.m., Central Time, to consider and vote on the following matters:
(1)	to approve the appointment of Argent as the successor trustee of the Trust in accordance with the Agreement;
(2)
to approve an amendment to the Indenture that would permit a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as successor trustee of the Trust;

(3)	to approve an amendment to the Indenture that would clarify the meaning of “Trustee” in Section 6.02 to include former trustees for indemnification purposes; and
(4)	to approve an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposal.
The proposals stated above are the only proposals to be acted upon at the Special Meeting. Therefore, in accordance with Article 8.02 of the Indenture, no other business will be conducted at the Special Meeting. Unit Holders of record at the close of business on October 2, 2023 are entitled to notice of, and to vote at, the Special Meeting and any adjournments, postponements, rescheduling or continuations thereof.
It is important that your Units be represented at the meeting, regardless of the number of Units you own. All Unit Holders as of the close of business on October 2, 2023 are cordially invited to attend the Special Meeting in person, but whether or not you plan to attend, we urge you to review these materials carefully and to vote by proxy, by Internet, telephone or by mailing your proxy card as promptly as possible. You can attend the meeting in person or online. Instructions and ballots will be distributed at the Special Meeting for those who attend in person; if your Units are held in the name of a bank, broker or other holder of record, then you must present the legal proxy card mailed to you by your bank or broker. If attending online, you can vote electronically by visiting www.virtualshareholdermeeting.com/SJT2023SM at the time of the meeting; online check-in will begin at 9:45 a.m., Central Time, and you should allow approximately 15 minutes for the online check-in procedure. Please have the information on your Proxy Card (including the 16-digit control number printed thereon) available for check-in. Until 11:59 p.m. Eastern Time on November 30, 2023 (the day before the Special Meeting), you will be able to vote online at www.proxyvote.com, and the proxy materials will be available at that site, or vote by telephone by calling 1-800-690-6903. You may also vote by completing, signing, dating and returning the enclosed Proxy Card in the enclosed postage paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you have voted prior to the Special Meeting, you may still attend the Special Meeting.
Please consult your proxy card for additional information regarding these alternative methods. If your Units are held in “street name,” you should instruct your bank, broker or other nominee to vote your Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. You may revoke your proxy before the Special Meeting as described in this Proxy Statement under the heading “Solicitation and Revocability of Proxies.”
By Order of PNC Bank, National Association, as Trustee of the San Juan Basin Royalty Trust

By:
Ross C. Durr, RPL
Senior Vice President, Mineral Interest Director

Page
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND THE SPECIAL MEETING	1
PROXY STATEMENT	4
SOLICITATION AND REVOCABILITY OF PROXIES	4
SPECIAL MEETING PROCEDURES	5
Special Meeting Admission	5
Who Can Vote, Outstanding Units	5
How You Can Vote	5
Voting in Person	5
How You May Revoke or Change Your Vote	6
Quorum and Required Vote	6
Proposals	7
PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE	7
PROPOSAL TWO — AMENDMENT TO THE INDENTURE TO PERMIT A BANK OR TRUST COMPANY THAT HAS CAPITAL, SURPLUS AND UNDIVIDED PROFITS (AS OF THE END OF ITS LAST FISCAL YEAR PRIOR TO ITS APPOINTMENT) OF AT LEAST $15,000,000 TO SERVE AS TRUSTEE OF THE TRUST	8
Background, Reasons for and Effect of the Proposed Amendment	8
PROPOSAL THREE — AMENDMENT TO THE INDENTURE TO CLARIFY MEANING OF “TRUSTEE” IN SECTION 6.02	9
Background, Reasons for and Effect of the Proposed Amendment	9
PROPOSAL FOUR — APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE, TWO AND THREE	10
EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE	11
EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO	11
EFFECT OF NEGATIVE VOTES ON PROPOSAL THREE	11
EFFECT OF NEGATIVE VOTES ON PROPOSAL FOUR	11
TRUSTEE	12
Argent Trust Company	12
Trustee	12
Trustee Compensation	12
Term of Office	12
Participants in the Solicitation	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	13
SECURITY OWNERSHIP OF TRUSTEE	13
DELIVERY OF DOCUMENTS TO UNIT HOLDERS SHARING AN ADDRESS	13
FORWARD-LOOKING STATEMENTS	14
WHERE YOU CAN FIND MORE INFORMATION	14
Appraisal Rights	14
Unit Holder Proposals	14
i

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
AND THE SPECIAL MEETING
The following questions and answers briefly address some questions regarding the Special Meeting and the proposals. These questions and answers may not address all questions that may be important to you as a Unit Holder of the Trust. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the other documents we refer to in this Proxy Statement. All references to “we,” “us” or “our” in this Proxy Statement refer to the Trustee.
Where and when is the Special Meeting?
The Special Meeting is to be held both in-person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via live webcast at www.virtualshareholdermeeting.com/SJT2023SM on December 1, 2023, at 10:00 a.m., Central Time. You will need the 16-digit control number printed on your proxy card to attend and vote at the Special Meeting.
What matters will Unit Holders vote on at the Special Meeting?
We are asking that you approve: (i) the appointment of Argent as the successor trustee of the Trust in accordance with the terms of the Agreement; (ii) an amendment to the Indenture that would permit a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as successor trustee of the Trust; (iii) an amendment to the Indenture that would clarify the word “Trustee” includes former trustees for indemnification purposes; and (iv) an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the proposals described in clauses (i), (ii) and (iii).
Who may vote at the Special Meeting?
Only holders of record of Units at the close of business on October 2, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 46,608,796 outstanding Units. Each Unit entitles its holder to one vote on each matter to be voted upon.
How do I vote my Units registered directly in my name?
You can attend the meeting in person or online. Instructions and ballots will be distributed at the Special Meeting for those who attend in person. If attending online, you can vote electronically during the Special Meeting by visiting www.virtualshareholdermeeting.com/SJT2023SM at the time of the meeting; online check-in will begin at 9:45 a.m., Central Time, and you should allow approximately 15 minutes for the online check-in procedure. You will need the 16-digit control number printed on your proxy card to attend and vote at the Special Meeting. Prior to the date of the Special Meeting, you will be able to vote online, by phone or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage paid envelope or by returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please consult your proxy card for additional information regarding these alternative methods.
How do I vote if my Units are held in the name of my broker (street name)?
If your Units are held in the name of your broker (street name), you should instruct your bank, broker or other nominee to vote your Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.
What is the quorum required for the Special Meeting?
The presence, in person, virtually or by proxy, of Unit Holders who hold Units representing at least a majority of the Units outstanding will constitute a quorum at the Special Meeting.
What do I need to do now?
After carefully reading and considering the information contained in this Proxy Statement, please vote your Units as soon as possible. You may vote your Units by signing, dating and returning the enclosed proxy card, voting online or by phone. You may also vote in person or virtually at the Special Meeting.

What if I do not vote?
If you fail to vote by mail, online, or by phone and fail to vote in person or virtually at the Special Meeting, it will have no impact on the vote to approve Argent as successor trustee or the vote to approve either of the amendments to the Indenture (assuming a quorum is present). If you return a properly signed proxy card but do not indicate how you want to vote, your proxy will be counted as a vote “FOR” the approval of each of the proposals.
Why am I being asked to vote on the appointment of a successor trustee?
On October 2, 2023, the Trustee submitted a conditional notice of its resignation (the “Conditional Resignation Notice”) as trustee of the Trust to the Unit Holders. The Trustee’s Conditional Resignation Notice stated that it would nominate Argent as its potential successor and call a Special Meeting of Unit Holders for the purpose of appointing Argent as a successor in accordance with the terms of the Agreement. If the Unit Holders appoint Argent as successor trustee at the Special Meeting, the Trustee’s resignation will take effect as of the effective date of the Agreement.
Is the Trustee recommending the proposal to appoint Argent as successor trustee?
Yes. The Trustee recommends that you vote “FOR” the approval of the appointment of Argent as successor trustee at the Special Meeting.
What is the required vote to approve the appointment of Argent as successor trustee?
Approval of the appointment of Argent as the successor trustee requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum.
What are the proposals to amend the Indenture?
The Indenture currently requires a successor trustee to be a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. To permit Argent to serve as successor trustee, Proposal Two seeks to approve amendment of the Indenture to allow a trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as trustee. Additionally, the Agreement provides as a condition to the Trustee’s agreement to resign and effect the transfer, that Section 6.02 of the Indenture be amended to clarify that the indemnification provisions of the Indenture apply to former trustees, as set forth in Proposal Three. If Proposal Two to amend the capital, surplus and undivided profits provisions of the Indenture is not approved, Argent will not be able to serve as successor trustee, even if Proposals One and Three are approved. If Proposal Three to amend the indemnification provisions of Section 6.02 of the Indenture is not approved at the Special Meeting, Argent would be able to serve as successor trustee only if Proposal One and Proposal Two are approved and the Trustee waives the condition in the Agreement that requires Unit Holder approval of the Indenture amendment to clarify that the word “Trustee” in Section 6.02 includes former trustees for indemnification purposes.
Is the Trustee recommending approval of the proposed amendments to the Indenture?
Yes. The effect of the proposed amendments would be to permit a trust company that meets the capital, surplus and undivided profits requirements of at least $15,000,000 (including Argent) to serve as a trustee of the Trust and to clarify the meaning of “Trustee” for indemnification purposes. Accordingly, the Trustee recommends that you vote “FOR” the approval of both Proposals Two and Three to amend the Indenture.
What is the required vote to approve the amendments to the Indenture?
Approval of both Proposal Two and Proposal Three for the amendment to the Indenture requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum.
Why am I being asked to vote on the proposal to adjourn the Special Meeting?
The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of the proposals to approve (i) the appointment of Argent as the successor trustee of the Trust and (ii) the amendments to the Indenture that would permit a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 (including Argent) to serve as a trustee of the Trust, and would clarify the meaning of “Trustee” to include former trustees for indemnification purposes.

What is the vote required to approve the proposal to adjourn the Special Meeting?
The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of the proposals requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum.
Whom do I contact if I have any questions?
Please contact D.F. King & Co., Inc., our Proxy Solicitor, at (800) 817-5468 if you have any questions.

SAN JUAN BASIN ROYALTY TRUST
c/o PNC Bank, National Association
2200 Post Oak Blvd., Floor 18
Houston, Texas 77056
PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
PNC Bank, National Association, as Trustee (the “Trustee”), of the San Juan Basin Royalty Trust (the “Trust”) requests your proxy for use at the Special Meeting of holders (“Unit Holders”) of units of beneficial interest (“Units”) of the Trust to be held in-person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM on December 1, 2023, at 10:00 a.m., Central Time, and at any adjournment thereof (the “Special Meeting”). By signing and returning the enclosed proxy card, you authorize the persons named on the proxy card to represent you and to vote your Units at the Special Meeting. This Proxy Statement and the proxy card were first mailed to Unit Holders of the Trust on or about October 2, 2023.
This solicitation of proxies is made by the Trustee of the Trust. In addition, the Trustee has engaged D.F. King & Co., Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting, and it estimates that it will pay the Proxy Solicitor approximately $75,000, including the fee of the Proxy Solicitor plus certain costs and expenses. The Trustee has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Trustee may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units that those companies hold of record. The Trustee will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor.
If you attend the Special Meeting, you may vote in person or virtually. If you are not present either in person or virtually at the Special Meeting, your Units can be voted only (1) if you have returned a properly signed proxy card or are represented by another proxy, (2) if you vote online or (3) if you vote by telephone. You may revoke your proxy at any time before it is exercised at the Special Meeting by (a) submitting a later-dated proxy to the Trustee by mail, telephone or online as directed on the proxy card, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person or virtually at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the proxy card will be voted at the Special Meeting. Returning your proxy card will not limit your right to participate in the Special Meeting and vote your Units. Participating in the Special Meeting does not revoke your proxy card unless you also vote at the Special Meeting.
We will be hosting this Special Meeting both in person and virtually. Instructions and ballots will be distributed at the Special Meeting for those who attend in person; if your Units are held in the name of a bank, broker or other holder of record, then you must present the legal proxy card mailed to you by your bank or broker. If attending online, you can vote electronically by visiting www.virtualshareholdermeeting.com/SJT2023SM at the time of the meeting; online check-in will begin at 9:45 a.m., Central Time, and you should allow approximately 15 minutes for the online check-in procedure. Please have the information on your Proxy Card available for check-in, including the 16-digit control number printed on the proxy card. Unit Holders of record as of the Record Date, or their legal proxy holders, are entitled to attend the Special Meeting. The Special Meeting will begin promptly at 10:00 a.m., Central Time, on December 1, 2023. Online access will begin at 9:45 a.m., Central Time. Instructions on how to connect and participate in the Special Meeting are posted at www.proxyvote.com.

SPECIAL MEETING PROCEDURES
Special Meeting Admission
Only Unit Holders of the Trust as of the close of business on October 2, 2023 (the “Record Date”), may attend the Special Meeting. Proof of ownership of Units of the Trust, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the Special Meeting. If your Units are held in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership as of the close of business on the Record Date, as well as a valid government-issued picture identification, to be admitted to the Special Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.
Who Can Vote, Outstanding Units
Record holders of Units of the Trust as of October 2, 2023, the Record Date, may vote at the Special Meeting. As of the Record Date, there were 46,608,796 Units of beneficial interest of the Trust outstanding, each entitled to one vote. There were approximately 43,233 Unit Holders of record as of the Record Date.
How You Can Vote
You may vote in person or virtually at the Special Meeting or you can vote by proxy. If you are the record holder of your Units, you may vote by proxy by following the instructions on the enclosed proxy card to submit your proxy via the Internet, by telephone or through the mail.
To vote by proxy via the Internet, go to the Internet address stated on the proxy card. To vote by proxy by telephone, call the number on the proxy card.
As an alternative to voting by proxy by telephone or via the Internet, you may vote by proxy by mail by simply marking your proxy card, signing and dating it and returning it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your Units through a broker, bank or other nominee, then you will receive instructions from such institution or person on how to vote your Units. Your broker, bank or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.
Your vote is very important. You should submit your proxy using the proxy card even if you plan to attend the Special Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named on the card will act as your proxy holders and will vote your Units as you have directed.
All Unit Holders entitled to vote and be represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) received before the polls are closed at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. No matters other than those stated in the Trust’s notice of Special Meeting will be acted upon at the Special Meeting.
Voting in Person
If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. If your Units are held in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting in person and wish to vote your Units, you must present the legal proxy card mailed to you by your bank or broker. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your Units in advance of the Special Meeting.
Unit Holders who wish to attend the Special Meeting will be required to present verification of ownership of Units of the Trust, such as a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership as of the close of business on October 2, 2023, the Record Date, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Special Meeting.
No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting. There will be security present at the Special Meeting.

How You May Revoke or Change Your Vote
As a Unit Holder of record, you have the power to revoke your proxy at any time before it is voted. A proxy may be revoked by a Unit Holder of record by:
•	delivering a written notice of revocation to PNC Bank at or before the Special Meeting;
•	presenting to PNC Bank, at or before the Special Meeting, a later dated proxy executed by the person who executed the prior proxy;
•	submitting another proxy by telephone or via the Internet (in which case your latest telephone or Internet voting instructions will be followed); or
•	attending the Special Meeting in person or virtually and voting in person or virtually.
Attendance at the Special Meeting will not, by itself, revoke a proxy. Any written notice of revocation or delivery of a subsequent proxy by a Unit Holder of record may be sent to the Trust at PNC Bank, Trustee, Attention: San Juan Basin Royalty Trust, 2200 Post Oak Blvd., Floor 18, Houston, Texas 77056, or by email to sjt@pnc.com.
If you hold your Units through a broker, bank or other nominee, you may change your voting instructions by submitting new voting instructions to your broker, bank or other nominee. If you wish to vote in person, you must obtain a legal proxy issued in your name from your broker, bank or other nominee.
Quorum and Required Vote
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or in person or virtually at the Special Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Special Meeting, Unit Holders holding a majority of the Units at the time outstanding must be present, in person or virtually, or represented by proxy at the Special Meeting. Units of Unit Holders that abstain from voting on any proposal will be treated as Units that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum is present.
A broker non-vote occurs when a broker submits a proxy vote with respect to the Units of record held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the holder of record. Such “street name” brokers have the discretion to vote on routine matters, but not on non-routine matters. All proposals presented at the Special Meeting are expected to be non-routine matters. It is the Trust’s understanding that because brokers will not have discretionary authority to vote on the proposals presented at the Special Meeting, there are unlikely to be any “broker non-votes” at the Special Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the proposal). Units represented by such “broker non-votes” will be treated as Units that are present for purposes of determining whether there is a quorum present at the Special Meeting.

Proposals
PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE
On October 2, 2023, the Trustee submitted Conditional Resignation Notice to the Unit Holders. The Conditional Resignation Notice stated that the Trustee would nominate Argent Trust Company, a Tennessee chartered trust company (“Argent”), as its potential successor trustee and call a special meeting of Unit Holders for the purpose of appointing Argent as a successor trustee in accordance with the terms of the Agreement. Prior to nominating Argent, the Trustee held discussions with other potential candidates.
If the Unit Holders appoint Argent as successor trustee at the Special Meeting, the Trustee’s resignation would take effect simultaneously with the appointment of Argent as trustee of the Trust in accordance with the terms of the Agreement and effective as of the effective date set forth in the Agreement, which effective date will be on or after the date the Agreement is executed by the Trustee and Argent (assuming approval of Proposal Two and either approval of Proposal Three or a waiver by the Trustee of the condition that Proposal Three be approved).
Required Vote
The appointment of Argent as the successor trustee requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum. Accordingly, abstentions and broker non-votes (if any) with respect to this Proposal One will have the effect of voting against Argent as successor trustee. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal One, your Proxy Card will be deemed to grant such authority and will be voted FOR the appointment of Argent as successor trustee.
The Trustee recommends the Unit Holders vote “FOR” this Proposal One.

PROPOSAL TWO — AMENDMENT TO THE INDENTURE TO PERMIT A BANK OR
TRUST COMPANY THAT HAS CAPITAL, SURPLUS AND UNDIVIDED PROFITS
(AS OF THE END OF ITS LAST FISCAL YEAR PRIOR TO ITS APPOINTMENT)
OF AT LEAST $15,000,000 TO SERVE AS TRUSTEE OF THE TRUST
Background, Reasons for and Effect of the Proposed Amendment
Argent is a trust company having its principal office in the State of Tennessee with trust powers in good standing having a reported combined capital, surplus, and undivided profits (as of the end of its last fiscal year prior to its appointment) of not less than $15,000,000. The Indenture currently requires the successor trustee to be a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. To permit Argent to serve as successor trustee, the Indenture must be amended to allow a trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as trustee.
The Trustee is proposing to amend the third sentence of Section 6.05 of the Indenture to read as follows:
“Any such successor Trustee shall be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000.”
The effect of the proposed amendment would be to permit a bank or trust company that meets the capital surplus and undivided profits requirements of at least $15,000,000 (including Argent) to serve as trustee of the Trust.
Required Vote
The amendment to the Indenture in this Proposal Two requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum. Accordingly, abstentions and broker non-votes (if any) with respect to this Proposal Two will have the effect of voting against the amendment to the Indenture, as set forth in Proposal Two. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal Two, your Proxy Card will be deemed to grant such authority and will be voted FOR such amendment.
The Trustee recommends the Unit Holders vote “FOR” this Proposal Two.

PROPOSAL THREE — AMENDMENT TO THE INDENTURE
TO CLARIFY MEANING OF “TRUSTEE” IN SECTION 6.02
Background, Reasons for and Effect of the Proposed Amendment
The indemnification provisions in Section 6.02 of the Indenture are currently ambiguous as to whether the use of “Trustee” refers to former Trustees. The effect of the proposed amendment seeks to clarify the meaning of “Trustee” to offer indemnification of former Trustees.
The Trustee is proposing to add the following sentence as the last sentence of Section 6.02 of the Indenture to read as follows:
“For purposes of this Section 6.02, the term ‘the Trustee’ shall include a former trustee.”
Required Vote
The amendment to the Indenture in this Proposal Three requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum. Accordingly, abstentions and broker non-votes (if any) with respect to this Proposal Three will have the effect of voting against the amendment to the Indenture as set forth in Proposal Three. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal Three, your Proxy Card will be deemed to grant such authority and will be voted FOR such amendment.
The Trustee recommends the Unit Holders vote “FOR” this Proposal Three.

PROPOSAL FOUR — APPROVAL OF ANY ADJOURNMENT OF THE
SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF
ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE, TWO AND THREE
The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One, Two and Three. If it is necessary or appropriate to adjourn the Special Meeting, and the adjournment is for a period of less than thirty (30) days, no notice of the time or place of the reconvened meeting will be given to Unit Holders, other than an announcement made at the Special Meeting.
Required Vote
The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One, Two and Three requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Unit Holders constituting a quorum. Accordingly, abstentions and broker non-votes (if any) with respect to this Proposal Four will have the effect of voting against such adjournment. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal Four, your Proxy Card will be deemed to grant such authority and will be voted FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One, Two and Three.
The Trustee recommends the Unit Holders vote “FOR” this Proposal Four.

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE
The notice of resignation of the Trustee is conditional on the appointment of Argent as successor trustee in accordance with the Agreement. If the Unit Holders fail to appoint Argent as successor trustee at the Special Meeting, the Trustee may elect to remain the trustee or give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of Argent or another successor trustee. If the Trustee resigns and no successor trustee is appointed within the sixty (60) days following the effective date of the Trustee’s resignation, then a successor trustee may be appointed by any State or Federal District Court holding terms in Tarrant County, Texas, upon the application of any Unit Holder. If a Unit Holder or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed. In such event, the temporary Trustee shall, pending the final appointment of a successor Trustee, have such powers and duties as the court appointing such temporary Trustee shall provide in its order of appointment, consistent with the provisions of the Indenture.
EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO
If the Unit Holders do not approve the amendment to the Indenture under Proposal Two, the amendment will not take effect and will not be included in the Trust’s Amended and Restated Royalty Trust Indenture. Argent will be unable to serve as successor Trustee, even if the Unit Holders approve Proposal One and, therefore, the Trustee’s resignation will not be effective. The Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of a successor trustee, in which case, the process for a successor trustee to be appointed as describe above under “Effect of Negative Votes on Proposal One” would be followed.
EFFECT OF NEGATIVE VOTES ON PROPOSAL THREE
If the Unit Holders do not approve the amendment to the Indenture under Proposal Three, the amendment will not take effect and will not be included in the Trust’s Amended and Restated Royalty Trust Indenture. Ambiguity would remain as to whether the use of “Trustee” refers to former trustees for indemnification purposes. Additionally, if the proposal to amend the indemnification provisions of the Indenture is not approved and the condition is not waived by the Trustee, Argent will not be able to serve as successor trustee, even if Proposals One and Two are approved.
EFFECT OF NEGATIVE VOTES ON PROPOSAL FOUR
If the Unit Holders do not approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One, Two and Three, the Trust may be unable to hold the Special Meeting if a quorum is not reached. If a quorum has been reached and the Unit Holders fail to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of any of Proposals One, Two and Three, any of Proposals One, Two and Three would not be approved and this would have the effects set forth above for such Proposal.

TRUSTEE
Following is certain information regarding the Trustee:
Argent Trust Company
Argent Trust Company is a Tennessee state-chartered independent trust company responsible for approximately $40.0 billion in total client assets. It has capital, surplus and undivided profits (as of June 30, 2023) of $20.2 million. Argent was founded in 1991 and, in 2009, became a subsidiary of Argent Financial Group, a leading independent, fiduciary wealth management firm.
Trustee
Headquartered in Pittsburgh, Pennsylvania, The PNC Financial Services Group, Inc. (“PNC”) is one of the largest diversified financial institutions in the U.S. PNC was incorporated under the laws of the Commonwealth of Pennsylvania in 1983 with the consolidation of Pittsburgh National Corporation and Provident National Corporation. The Trustee is PNC’s bank subsidiary, PNC Bank, which is a national bank chartered in Wilmington, Delaware. At June 30, 2023, PNC’s consolidated total assets, total deposits and total shareholders’ equity were $558.2 billion, $427.5 billion and $49.3 billion, respectively.
Trustee Compensation
The Trust has no directors or executive officers. During the fiscal years ended December 31, 2022, 2021 and 2020, the Trustee and its predecessor received total remuneration, each in its capacity as trustee, as follows:
Name of Trustee	Year	Cash Compensation
PNC Bank	2022	$90,815(1)
PNC Bank	2021(2)	$127,287(1)
BBVA USA (formerly known as BBVA Compass)	2020	$159,147(1)
(1)
Under the Indenture, the Trustee is entitled to an administrative fee for its administrative services, preparation of quarterly and annual statements with attention to tax and legal matters of: (i) 1/20 of 1% of the first $100 million and (ii) Trustee’s standard hourly rate in excess of 300 hours annually.

(2)
On June 1, 2021, The PNC Financial Services Group, Inc. acquired BBVA USA Bancshares, Inc., a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. On October 8, 2021, BBVA USA merged into PNC Bank and PNC Bank became the Trustee by operation of law.

Term of Office
Any trustee of the Trust shall serve in that capacity until the earlier of such trustee’s resignation or such trustee’s removal, with or without cause, at a meeting of the Unit Holders duly called and held in accordance with the Indenture by the affirmative vote of the holders of record as of the Record Date for such meeting representing a majority of the Units represented at the meeting.
Participants in the Solicitation
Other than the persons described above, no general class of employee of PNC Bank or PNC will be employed to solicit Unit Holders in connection with this proxy solicitation. However, in the course of their regular duties, employees of PNC Bank or PNC may be asked to perform clerical or ministerial tasks in furtherance of this proxy solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
There are no Unit Holders who were known to the Trustee to be the beneficial owners of more than five percent (5%) of the outstanding Units.
SECURITY OWNERSHIP OF TRUSTEE
PNC Bank serves as agent and custodian for certain customer accounts. As of August 31, 2023, PNC Bank could be deemed to beneficially own 40,000 Units related to these accounts, or less than 1% of the outstanding Units. PNC Bank has no voting or disposal power over the 40,000 Units. PNC Bank does not have a pecuniary interest in any of these Units. PNC Bank does not intend to deliver any proxy cards with respect to any of these Units.
DELIVERY OF DOCUMENTS TO UNIT HOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Unit Holders sharing the same address by delivering a single proxy statement and annual report addressed to those Unit Holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Unit Holders and cost savings for companies.
A single Proxy Statement will be delivered to multiple Unit Holders sharing an address unless contrary instructions have been received from the affected Unit Holders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker and direct your written request to the Trust at PNC Bank, Trustee, Attention: San Juan Basin Royalty Trust, 2200 Post Oak Blvd., Floor 18, Houston, Texas 77056. Unit Holders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

FORWARD-LOOKING STATEMENTS
The notice of Special Meeting and this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Trust’s Annual Report on Form 10-K and other filings with the SEC. Although the Trustee believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. The Trustee undertakes no obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in the Trustee’s expectations, except as otherwise required by the federal securities laws.
WHERE YOU CAN FIND MORE INFORMATION
The Trust is required to file annual, quarterly and current reports and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents the Trust files with the SEC by going on our website at www.sjbrt.com. The information provided on our website is not part of the notice of Special Meeting and this Proxy Statement and, therefore, is not incorporated by reference.
Appraisal Rights
The Unit Holders of the Trust do not have appraisal rights under the Indenture or Texas law in connection with this proxy solicitation by the Trust.
Unit Holder Proposals
The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals, including nominations for the board, for inclusion in an annual meeting. Certain Unit Holders, or groups of Unit Holders owning not less than 15% of the then outstanding Units, may call special meetings of Unit Holders pursuant to the terms of the Indenture to approve any appropriate matter.
PNC BANK, NATIONAL ASSOCIATION
Trustee of the San Juan Basin Royalty Trust

Ross C. Durr, RPL
Senior Vice President
Mineral Interest Director

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SJT2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23847-S74921

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SAN JUAN BASIN ROYALTY TRUST

PNC Bank, as Trustee of the Trust, recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. Approval of the appointment of Argent Trust Company (“Argent”) as successor trustee to serve as trustee of the San Juan Basin Royalty Trust once the resignation of PNC Bank, the current Trustee of the Trust, takes effect;	☐	☐	☐
2. Approval of an amendment to the Amended and Restated Royalty Trust Indenture of San Juan Basin Royalty Trust dated November 1, 1980, as amended and restated on September 30, 2002, and as further amended and restated and dated December 12, 2007 (the “Indenture”), to permit a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as successor trustee of the Trust;	☐	☐	☐
3. Approval of an amendment to the Indenture, to clarify the meaning of “Trustee” in Section 6.02; and	☐	☐	☐
4. Approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V23848-S74921

SAN JUAN BASIN ROYALTY TRUST
Special Meeting of Unit Holders on December 1, 2023 at 10:00 a.m. Central Time
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE

The Unit Holders(s) hereby appoint(s) Ross Durr and James Wilharm, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Units of San Juan Basin Royalty Trust that the unit holder(s) is/are entitled to vote at the Special Meeting of Unit Holders to be held at 10:00 a.m. Central Time, on December 1, 2023, at 2200 Post Oak Blvd., Floor 19, Houston, TX 77056 and/or www.virtualshareholdermeeting.com/SJT2023SM, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

Continued and to be signed on reverse side